SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 11, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


     DELAWARE                        1-4717                    44-0663509
----------------------------   ------------------        ---------------------
(State or other jurisdiction    (Commission file          (IRS Employer
   of incorporation)                                     Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

On July 11, 2003, Grupo TMM, S.A. ("Grupo TMM") and Kansas City Southern ("KCS"), owners through Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") of the controlling interest in TFM, S.A. de C.V. ("TFM") announced that on July 9, 2003, TFM was formally notified by a three-judge panel of the Court of the First Circuit ("Circuit Court") of its June 11, 2003 judgment, which granted TFM constitutional protection ("Amparo") against the ruling of the Federal Tribunal of Fiscal and Administrative Justice ("Fiscal Court") issued on December 6, 2002, which had denied TFM the right to receive the Value Added Tax ("VAT") refund. See the Press Release attached hereto as Exhibit 99.1 for additional information. Note that certain references to "the Company" in the "forward-looking statements" paragraph at the end of the press release refer solely to Grupo TMM.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         EXHIBIT NO.    DOCUMENT
         (99)           Additional Exhibits

         99.1 Press Release issued by Kansas City Southern and Grupo TMM dated July 11, 2003 entitled, "Grupo TMM, S.A. and Kansas City Southern Provide Additional Information Regarding the Recent Judgment on the TFM VAT Claim"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Kansas City Southern


Date: July 14, 2003                         By:   /S/ LOUIS G. VAN HORN
                                               -------------------------------
                                                  Louis G. Van Horn
                                                  Vice President and Comptroller
                                                  (Principal Accounting Officer)

EXHIBIT 99.1


        GRUPO TMM COMPANY CONTACT:                AT DRESNER CORPORATE SERVICES:
        Jacinto Marina, Chief Financial Officer   Kristine Walczak (general
        (JACINTO.MARINA@TMM.COM.MX)               investors, analysts and media)
        011-525-55-629-8790                       (kwalczak@dresnerco.com)
                                                  312-726-3600

        Brad Skinner, Senior Vice President       AT PROA STRUCTURA:
        Investor Relations                        Marco Provencio
        011-525-55-629-8725                       011-525-55-629-8758
        (brad.skinner@tmm.com.mx)                 (mp@proa.structura.com.mx)



        KANSAS CITY SOUTHERN COMPANY CONTACT:
        William H. Galligan
        (william.h.galligan@kcsr.com)
        816-983-1551


                 GRUPO TMM, S.A. AND KANSAS CITY SOUTHERN
                 PROVIDE ADDITIONAL INFORMATION REGARDING
                 THE RECENT JUDGMENT ON THE TFM VAT CLAIM

        (MEXICO CITY, JULY 11, 2003) - GRUPO TMM, S.A. (NYSE: TMM AND BMV: TMM A; "TMM") AND KANSAS CITY SOUTHERN (NYSE: KSU; "KCS"), owners of the controlling interest in TFM, S.A. de C.V. ("TFM"), announced today that on July 9, 2003, TFM was formally notified by a three-judge panel of the Court of the First Circuit ("Circuit Court") of its June 11, 2003 judgment, which granted TFM constitutional protection ("Amparo") against the ruling of the Federal Tribunal of Fiscal and Administrative Justice ("Fiscal Court") issued on December 6, 2002, which had denied TFM the right to receive the Value Added Tax (VAT) refund. TFM initiated its claim for the VAT refund in 1997.

        The Circuit Court's judgment ordered the Fiscal Court to vacate its December 6, 2002 resolution, and to issue a new resolution following the guidelines of the Circuit Court's judgment. The Circuit Court found that the VAT refund certificate had not been delivered to TFM, and confirmed the Fiscal Court's determination that TFM has the right to receive the VAT refund certificate. The Circuit Court's ruling states that the Treasury's decision denying delivery of the VAT refund certificate to TFM violated the law, and it instructs that the VAT reimbursement certificate be issued to TFM on the terms established by Article 22 of the Federal Fiscal Code in effect at that time.

        As a result of this ruling, the case has been remanded to the Fiscal Court, and TFM believes that the guidelines contained in the Circuit Court's decision are clear. However, TFM cannot be certain of the final terms of the new resolution to be issued by the Fiscal Court. In addition, a third party claim or legal action could be brought against TFM as a consequence of the new ruling to be issued by the Fiscal Court in compliance with the judgment of the Circuit Court. Should such an action or claim be brought against TFM, TFM believes it would have sufficient legal defenses. As of today, it is not possible to determine when the Fiscal Court will issue its new ruling, nor when TFM is likely to receive the VAT refund.

        Headquartered in Mexico City, Grupo TMM is a Latin America's multimodal transportation company. Through its branch offices and network of subsidiary companies, Grupo TMM provides a dynamic combination of ocean and land transportation services. Grupo TMM also has a significant interest in TFM, which operates Mexico's Northeast railway and carries over 40 percent of the country's rail cargo. Grupo TMM's web site address is www.grupotmm.com and TFM's web site is www.tfm.com.mx.

        KCS is a transportation holding company that has railroad investments in the United States, Mexico, and Panama. Its primary holding is KCSR. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico. KCS is headquartered in Kansas City, Missouri.

        Included in this press release are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made. Actual results could differ materially from those included in such forward-looking statements. Readers are cautioned that all forward-looking statements involve risks and uncertainty. The following factors could cause actual results to differ materially from such forward-looking statements: global, US and Mexican economic and social conditions; the effect of the North American Free Trade Agreement on the level of US-Mexico trade; the condition of the world shipping market; the success of the Company's investment in TFM, S.A. de C.V. and other new businesses; risks associated with the Company's reorganization and asset sale programs; the ability of the Company to reduce corporate overhead costs; the ability of management to manage growth and successfully compete in new businesses, and the ability of the Company to repay, restructure or refinance its indebtedness. These risk factors and additional information are included in the Company's reports on Form 6-K and 20-F on file with the Securities and Exchange Commission.


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